SUPPLEMENT TO THE SUMMARY PROSPECTUS

The date of this supplement is November 1, 2024.

For Certain MFS® Funds

Effective immediately, the first paragraph in the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

MULTI-SUM-SUP-I-110124